First Quarter 2020 Results Presentation April 29, 2020 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.   For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2020, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Equity Bank: We Are Here For You - COVID Outreach 2020 Customers Colleagues Community Paycheck Protection Program - Began communicating with customers prior to applications opening Liquidity and action plans Deferrals where appropriate Increased focus on digital banking Full DocuSign Implementation Dispersed workforce appropriately Social distancing - at least 6 feet of distance for internal employees Work from home Employee Help Line Daily Communication from Management – video, social, intranet, and email Support for SBA Relief Programs Highlights in media, podcast Continued support of local sponsorships and causes Paycheck Protection Program Put on Express Track by Equity Bank from The Financial Brand https://thefinancialbrand.com/94930/coronavirus-covid19-paycheck-protection-program-ppp-cares-act-sba/

Equity Bank: We Are Here For You - COVID Outreach 2020 PPP CONTINUING TO ACCEPT APPLICATIONS TO FACILITATE PHASE 2 78,000(1) Employees Assisted through SBA PPP loans 1,600 Completed Loans (Pull Through Rate of 98%) Digital Banking DocuSign implementation across products Online & Mobile traffic +9% +50% New Account Applications Month-over-month Branch Light Knock or Call for lobby access drive-thru full service custom, in-house CRM project workflow Phase 1 (1) Estimate based on data provided on applications processed

Consumer RE Participants: 138 Amount: $28M COVID-19 RELIEF FOR CUSTOMERS Loan Payment Deferrals Deferral of principal & interest payments for a period of 90 to 180 days. Proactive communication with customer base to determine greatest need. Management team has worked directly with borrowers to identify additional solutions to weather the economic implications of COVID-19. As of the March 31, 2020, the Bank had granted payment deferrals to 129 customers on $122M in outstanding credit balances. As of April 20, 2020, the Bank had granted payment deferrals to 784 customers on $430M in outstanding credit balances, or 17% of the total portfolio. We are committed to continuing to partner with our customer base and providing valuable resources in working through the implications of the COVID-19 pandemic. Commercial Participants : 494 Amount: $400M As of April 20: Consumer Participants: 152 Amount: $2M

LOAN PORTFOLIO – CONCENTRATION

HOTEL PORTFOLIO Total exposure of $240M as of the end of the first quarter 2020. Currently low occupancy rates due to shelter-in-place orders associated with the COVID pandemic. Proactive communication with sophisticated borrowers has driven plans to conserve cash and fund operations. Based on measures taken, modeled to be able to support debt service capacity at less than 45% occupancy. No exposure to convention center anchored properties in the portfolio. The top 20 loans in the portfolio comprise $202M, or 84% of the exposure. The remainder of the portfolio is comprised of 73 loans averaging $526K. Comprised of proven hoteliers who have track records for operating capacity in challenging environments Well diversified geographically and primarily located in top MSA environments 61% of the exposure is to brands within the top five hotel portfolios (Hilton, Marriott, IHG) 33% of the exposure is to boutique brands (Archer, Hotel Indigo, and Woodspring Suites) Bank management is very knowledgeable of the portfolio and has direct industry experience. LTV = 54% Note: Dollars in Thousands, except as otherwise indicated.

AGRICULTURE PORTFOLIO Within our footprint crop yields have outperformed the average throughout the Midwest and nationwide. Approximately 59% of our portfolio is secured by real estate. Land values have seen very limited volatility in recent years. Throughout our footprint the Bank has experienced agricultural lenders who are proactively working with our borrower base to best position them for success in this environment. Note: Dollars in Thousands, except as otherwise indicated.

CONSTRUCTION PORTFOLIO The Bank has $222M in outstanding construction exposure The top 40 commercial construction relationships comprised 73% of the total portfolio, or $161M. 95% of these projects have not been interrupted by the impact of the pandemic. Two projects have been delayed as the impact of the pandemic is assessed. Two additional QSR projects have been completed, however opening has been delayed due to shelter-at-home orders in place. Completed projects as of March 31, 2020: Commercial – 18 projects - $25.3M Residential – 44 projects - $11.5M The residential construction portfolio is primarily custom build / spec homes to strong, seasoned builder developers which the Company has banked for a long period of time. The vacant land portfolio is comprised of 71 loans with an average balance of $159K. Note: Dollars in Thousands, except as otherwise indicated.

RESTAURANTS / RETAIL Restaurants – Portfolio Details – $96M: Predominantly QSRs in national concepts with Wichita roots, including Freddy’s, Papa John’s, and Pizza Hut (57%). Top tier quick service restaurant brands with national scale and the resources to innovate and command market share. Our borrowers are experienced owner-operators with proven performance. Principals provide personal guarantees and related loans are cross collateralized. Casual dining category includes restaurant brands such as Mr. Gatti’s Pizza and Old Chicago. The other category includes 86 loans with an average balance of $237K. QSRs – Resilience in Recessionary Periods: Historically have performed better than casual and sit down dining establishments in challenging economic times due to low cost nature for operators and consumers. Delivery and drive-thru capabilities position these restaurants to better weather the impacts of this pandemic and related social distancing efforts within their markets. Retail - $144M: Composed of consumer retail exposures as summarized in the chart to the right Shopping center exposure was $41M extended to 39 loan relationships. Vehicle – primarily comprised of vehicle dealerships diversified amongst our metro and community markets. Retail Stores / Amusement is comprised of 196 loans averaging $170K. Convenience stores is primarily comprised of gas station facilities. These entities have not been as significantly impacted by the pandemic response as they are considered essential. Note: Dollars in Thousands, except as otherwise indicated.

C&I MANUFACTURING PORTFOLIO The total manufacturing portfolio was $131.7M as of March 31. Aerospace exposure within the portfolio was $62.9M or 48%. Six borrowers comprise the aerospace segment of our portfolio. Original projected revenues for 2020 associated with the Boeing 737 Max for these companies ranged from 15-50%. These operators are highly experienced in the industry and committed to making operational changes as necessary. Management has proactively communicated with each of these borrowers. The companies have solid balance sheets, good liquidity, and access to additional capital, if needed. The non-aerospace component of the portfolio is comprised of 120 loans with an average balance of $573K and well diversified in a variety of lines of business and geographically throughout our footprint. Note: Dollars in Thousands, except as otherwise indicated.

SYNDICATED NATIONAL CREDITS Diversified portfolio based on operating segment including technology, hospitality, restaurants, and logistics. The Company has reduced our exposure in these credits year-over-year from as high as $63M in June 2019.

MULTIFAMILY PORTFOLIO Total Multi-family exposure within the portfolio is $85M. Comprised of 93 loans with an average balance of approximately $915K. Included within the portfolio is $9.5M in loans facilitating operations of low to moderate income apartment complexes. $12.7M of the portfolio is currently under construction, the remainder is operating space. Note: Dollars in Thousands, except as otherwise indicated.

OIL AND GAS / MEDICAL / ASSISTED LIVING The Bank has very limited exposure to the oil and gas industry and no direct exposure to exploration. Total balance of $19M as of March 31, 2020, which is comprised of 59 loans with an average balance of $325K. The Bank has very limited exposure to the medical / healthcare industry. Total balance of $15M as of March 31, 2020. The Bank has very limited exposure to the assisted living industry. Total balance of $15M as of March 31, 2020. There have been no incidents of COVID reported within the portfolio. OIL & GAS MEDICAL ASSISTED LIVING

Diluted earnings per share of $0.08 for 1Q 2020 Net income to common stockholders was $1.3 million Pre-tax, pre-provision income was $11.6 million EQBK Capital Ratios as of 3/31/2020: Leverage Ratio of 9.02% Total Risk-Based Capital Ratio of 13.00% Tangible Common Equity to Tangible Assets of 8.47%(1) Tangible common book value per share of $21.10(1) Provision for loan losses was driven higher by economic uncertainty due to the COVID-19 pandemic Realized NIM expansion Y/Y and Q/Q to 3.67% for Q1 Completed share repurchases of 295,461 during the quarter. Remaining shares authorized to be repurchased were 383,523 as of quarter end. In March, in response to the COVID-19 environment, the Board of Directors voted to temporarily suspend the repurchase program. 2020 First Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Proactive response to the COVID-19 pandemic for the benefit of our customers, personnel, communities, and shareholders. Realized net interest margin expansion in a challenging, rates down environment. Continued to enhance enterprise value, through developing strong relationships with current and future customers as we all work to determine and address the impacts of the current environment.

Operating Performance Trends – Year-over-Year Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. 2019 results adjusted for merger expenses, first quarter identified specific impairment charge, and FDIC premium credit received in the third quarter. First quarter 2020 results adjusted to exclude additional provisioning as a response to COVID-19 economic uncertainty ($9.94M). (3) (3)

Operating Performance Trends – Quarter-over-Quarter Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin (3) (3) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities. 2019 results adjusted for merger expenses, first quarter identified specific impairment charge, and FDIC premium credit received in the third quarter. First quarter 2020 results adjusted to exclude additional provisioning as a response to COVID-19 economic uncertainty ($9.94M).

Interest Income & Net Interest Margin Performance Notes: Improved interest margin through proactive management of liability costs. (1) (1) Includes Non-interest bearing deposits

Margin Dynamic EQBK begins raising deposit rates, with a focus on locking in time deposits at fixed rates to get ahead of the curve. 6/30 – 12/31/18 – EQBK reduced exposure to FHLB advances by $275M from $600M to $325M as market rates continued to rise. Quarter Prod: Fixed – 54% Variable – 46% ; 78% with floor

Non-Interest Income Does not include gains on sales and settlement of securities. Performance Notes: Continued strong performance in service income generation, increases in each category as compared to the same period last year. Quarter over quarter reduction in service fees reflects reductions in customer fees as we all work through the current economic uncertainty. Reduction in ‘Other’ is primarily due to the fair valuation change in derivative contracts held by the Bank. The reduction in value is expected to be recovered over the life of the contracts.

Non-Interest Expense Performance Notes: Specific expense categories are flat to declining Q/Q, with the exception of compensation Q/Q increase in compensation is based on timing of certain payroll driven costs realized as well as incentive compensation reductions that occurred in Q4 2019. Excluding additional provisioning of $900K for OREO assets associated with the economic uncertainty, expense decreased by $46M Y/Y. Does not include merger expenses.

Tangible Book Value Tangible Book Value per Share(1) and Total Assets TBV CAGR 2016 - 1Q 2020: 7.58% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time IPO * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

Total Loans by Purpose(1) Gross Total Loans ($000s) $2,575,408 $2,556,652 $1,383,605 $2,117,270 Year-to-Date Loan Yield 4.98% 5.43% 5.74% 5.73% $2,507,123 5.47% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement.

Allowance for Loan Losses As provided for in the CARES Act, the Company elected to defer CECL implementation in favor of the historic probable, incurred methodology. The Company was prepared to implement the standard prior to the emergence of this pandemic. The primary driver of the decision was comparability of results and familiarity with the current process allowing the Company to focus on best serving our customers, community, people, and stockholders. The Company also took into consideration the level of uncertainty related to the economic forecast period, the lack of usable forecasting data available for a similar event on a worldwide scale, the level of variability in the possible outcomes tied to duration of the economic event and how effective the governmental response to the economic event would be, in reaching our decision to utilize the historic, proven methodology. During the first quarter of 2020, the Company recorded a $9.94M provision for loan loss to account for the additional uncertainty and risk associated with the current economic environment through adjustment of our qualitative factors within the probable, incurred methodology. In assessing the additional reserve, the Company analyzed Equity Bank and peer performance during the peak of the Great Recession and, ultimately, reserved for the highest single year loss experienced by the Company over that period. While management does not believe the current economic uncertainty will necessarily mirror the Great Recession, we believe it provided the best quantitative base for our qualitative reserve.

Asset Quality – Year-over-Year Nonperforming Assets 1.43% NPAs / Assets 1.52% Net Charge-Offs (NCO)/ Average Loans $1.19 $0.89 NCO ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $1.01 0.98% 1.22% $0.26 68.5% 75.9% Purchased impaired loans classified as non-accrual that are current 37.3% 1.19% $17.58 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $2.40(1) (3) 62.5%

Asset Quality – Quarter-over-Quarter Nonperforming Assets 1.91% NPAs / Assets 1.61% Net Charge-Offs (NCO)/ Average Loans $6.70 $0.76 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $9.54 1.40% 1.22% $0.26 37.3% 45.7% Purchased impaired loans classified as non-accrual that are current 62.5% 1.19% $0.58 Adjusted to exclude impact of credit specifically identified in March 31, 2019 Form 10-Q. No impact on March 31, 2020 period. Impact of credit specifically identified in March 31, 2019 Form 10-Q. Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. $0.30(1) 54.6% 59.9% $0.21(1) $1.70 (1) (3) $0.19(1)

Bank Owned Life Insurance Portfolio consists of insurance companies with a long and proven history of providing bank owned life insurance products. As of their most recently available financial statements, each of these providers showed significant capital, surplus, and asset valuation reserves. Each of the service providers utilized carries an investment grade credit rating from either or both Moody’s and S&P. Our two largest providers, 80% of the asset value, carry Comdex scores of 98 or greater.

Total Deposits Total ($000s) $3,123,447 $3,063,516 $1,630,451 $2,382,013 Year-to-Date Cost of Deposits* 0.56% 0.68% 0.96% 1.30% * Includes interest and non-interest bearing deposits. $2,960,397 0.91%

Appendix

Selected Income Statement Data Selected Income Statement Data ($000s) YTD 03/31/20 12/31/19 12/31/18 12/31/17 12/31/16 12/31/14 2013 Interest income $40,557 $,175,499 $,161,556 $,102,693 $61,799 $46,794 $46,845 Interest expense 8462 49641 36758 16691 9202 5433 5610 Net interest income 32095 125858 124798 86002 52597 41361 41235 Provision for loan losses 9940 18354 3961 2953 2119 1200 2583 Net interest income after provision 22155 107504 120837 83049 50478 40161 38652 Other income 5306 24988 19725 15440 10466 8674 7892 Other expense 25758 99635 94387 67463 47075 35645 35137 Income (loss) before income taxes 1703 32857 46175 31026 13869 13190 11407 Income taxes 445 7278 10350 10377 4495 4203 3534 Net income (loss) 1258 25579 35825 20649 9374 8987 7873 Less: dividends and discount accretion on preferred stock 0 0 0 0 1 708 978 Net income (loss) allocable to common stockholders $1,258 $25,579 $35,825 $20,649 $9,373 $8,279 $6,895

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks. Includes Federal Reserve Bank and Federal Home Loan Bank stock. Includes loans held-for-sale. Selected Balance Sheet Data ($000s) ASSETS 12/31/14 03/31/20 12/31/19 12/31/18 12/31/17 12/31/16 Cash and cash equivalents (1) $37,702 $,144,750 $91,789 $,197,809 $55,691 $38,845 Investment securities (2) 318314 941466 942263 946445 722107 578093 Net loans(3) 720810 2491702 2550353 2566926 2111125 1382003 Other assets 97689 365914 365173 350536 281586 193251 Total assets $1,174,515 $3,943,832 $3,949,578 $4,061,716 $3,170,509 $2,192,192 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,981,177 $2,960,397 $3,063,516 $3,123,447 $2,382,013 $1,630,451 Borrowings 70370 481371 383632 464676 401652 293909 Other liabilities 5239 24713 24370 17652 12700 9868 Total liabilities 1056786 3466481 3471518 3605775 2796365 1934228 Stockholders' Equity 117729 477351 478060 455941 374144 257964 Total liabilities and stockholders' equity $1,174,515 $3,943,832 $3,949,578 $4,061,716 $3,170,509 $2,192,192

Capitalization (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 12/31/14 03/31/20 12/31/19 12/31/18 12/31/17 12/31/16 Leverage Ratio 9.6199999999999994E-2 9.0200000000000002E-2 9.0200000000000002E-2 8.5999999999999993E-2 0.1033 0.1181 Tier 1 Risk-Based Capital Ratio 0.13159999999999999 0.122 0.1215 0.1145 0.12139999999999999 0.14280000000000001 Total Risk-Based Capital Ratio 0.1386 0.13 0.12590000000000001 0.1186 0.12509999999999999 0.14710000000000001 Common Equity Tier 1 Capital to Risk Weighted Assets NA 0.1167 0.1163 0.1095 0.1153 0.1338 Tangible Book Value per Common Share(1) $13.54 $21.1 $20.75 $19.079999999999998 $17.61 $16.64

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share As of and for the years ended Non-GAAP Financial Measures (Unaudited) (Dollars in thousands, except per share data) YTD March 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2012 Total stockholders’ equity $,477,351 $,478,060 $,455,941 $,374,144 $,257,964 $,138,169 Less: goodwill ,136,432 ,136,432 ,131,712 ,104,907 58,874 18,130 Less: core deposit intangibles, net 19,105 19,907 21,725 10,738 4,715 1,957 Less: mortgage servicing asset, net 4 5 11 17 23 Less: naming rights, net 1,163 1,174 1,217 1,260 0 0 Tangible common equity $,320,647 $,320,542 $,301,276 $,257,222 $,194,352 $86,198 Common shares outstanding at period end (1) 15,198,986 15,444,434 15,793,095 14,605,607 11,680,308 7,431,513 Book value per common share (1) $31.406766214535629 $30.953546112470033 $28.869642080922077 $25.61646359511111 $22.085376515756259 $14.301932863469389 Tangible book value per common share (1) $21.096604734026336 $20.75453202105043 $19.076438152243114 $17.611181787925695 $16.639287251671785 $11.598983948490705 Total assets $3,943,832 $3,949,578 $4,061,716 $3,170,509 $2,192,192 $1,188,850 Less: goodwill ,136,432 ,136,432 ,131,712 ,104,907 58,874 18,130 Less: core deposit intangibles, net 19,105 19,907 21,725 10,738 4,715 1,957 Less: mortgage servicing asset, net 4 5 11 17 23 Less: naming rights, net 1,163 1,174 1,217 1,260 0 0 Tangible assets $3,787,128 $3,792,060 $3,907,051 $3,053,587 $2,128,580 $1,168,763 Tangible common equity to tangible assets 8.4667589793637824E-2 8.4529780646930688E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested, but unissued RSU shares. Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the three months ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2017 March 31, 2016 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,264,736 $,153,929 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 65,185 20,616 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,199,551 $,133,313 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 4,864 3,439 3,814 Amortization of core deposit intangible 218 218 218 87 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -76 -30 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $5,006 $3,496 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10173895951967722 0.10547234826937482 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $15,226 $9,689 $22,900 Less: merger expenses 926 926 926 0 1,519 Less: loss on debt extinguishment 0 0 0 58 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $14,300 $9,631 $21,381 Net interest income $19,893 $19,893 $19,893 $12,758 $25,570 Non-interest income $3,339 $3,339 $3,339 $2,697 $4,826 Less: net gains on sales and settlement of securities 13 13 13 420 3 Less: net gain on acquisition 0 0 0 0 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $3,326 $2,277 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 Mar. 2018 2017 2016 Total stockholders’ equity $,381,487 $,381,487 $,374,144 $,257,964 Less: preferred stock 0 0 0 0 Less: goodwill ,103,412 ,103,412 ,104,907 58,874 Less: core deposit intangibles, net 10,355 10,355 10,738 4,715 Less: mortgage servicing asset, net 16 16 17 23 Less: naming rights, net 1,249 1,249 1,260 0 Tangible common equity $,266,455 $,266,455 $,257,222 $,194,352 Common shares outstanding at period end (1) 14,621,258 14,621,258 14,605,607 11,680,308 Book value per common share $26.091256990335577 $26.091256990335577 $25.61646359511111 $22.085376515756259 Tangible book value per common share $18.223808101874681 $18.223808101874681 $17.611181787925695 $16.639287251671785 Total assets $3,176,062 $3,176,062 $3,170,509 $2,192,192 Less: goodwill ,103,412 ,103,412 ,104,907 58,874 Less: core deposit intangibles, net 10,355 10,355 10,738 4,715 Less: mortgage servicing asset, net 16 16 17 23 Less: naming rights, net 1,249 1,249 1,260 0 Tangible assets $3,061,030 $3,061,030 $3,053,587 $2,128,580 Tangible common equity to tangible assets 8.7047497084314751E-2 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) YTD March 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Total average stockholders' equity $,482,567 $,463,445 $,420,453 $,293,798 $,168,822 Less: average intangible assets and preferred stock ,157,097 ,158,410 ,139,131 76,320 25,883 Average tangible common equity $,325,470 $,305,035 $,281,322 $,217,478 $,142,939 Net income allocable to common stockholders $1,258 $25,579 $35,825 $20,649 $9,373 Amortization of intangibles 814 3,218 2,492 1,070 419 Less: tax effect of amortization of intangibles (1) 171 676 523 375 147 Adjusted net income allocable to common stockholders $1,901 $28,121 $37,794 $21,344 $9,645 Return on average tangible common equity (ROATCE) (2) 2.3491505268627585E-2 9.2189420886127818E-2 0.13434427453238637 9.8143260467725466E-2 6.7476336059437939E-2 Non-interest expense $25,758 $99,635 $94,387 $67,463 $47,075 Less: merger expenses 0 915 7,462 5,352 5,294 Less: loss on debt extinguishment 0 0 0 0 58 Non-interest expense, excluding merger expenses and loss on debt extinguishment $25,758 $98,720 $86,925 $62,111 $41,723 Net interest income $32,095 $,125,858 $,124,798 $86,002 $52,597 Non-interest income $5,306 $24,988 $19,725 $15,440 $10,466 Less: net gains (losses) from securities transactions 8 14 -9 271 479 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $5,298 $24,974 $19,734 $15,169 $9,987 Efficiency ratio 0.6888455058433397 0.65450302323114462 0.60142390612459529 0.61392098526257521 0.66667199284162082 ____________________ (1) Tax rates used in this calculation were 21% for 2020, 2019 and 2018. Tax rates used were 35% for previous years. (2) Annualized

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